Exhibit 21.1

BERRY GLOBAL GROUP, INC.
LIST OF SUBSIDIARIES

Ace Classic Medical Components (Shanghai) Company Limited
Ace Corporation Holdings Limited
Ace Industrial Technologies Limited
Ace Medical Components Co Limited
Ace Mold (HeFei) Company Limited
Ace Mold (Shanghai) Company Limited
Ace Mold (Zhuhai) Company Limited
Ace Mold Company Limited
Ace Mold Industrial (Shanghai) Company Limited
Ace Mold Industrial (Shenzhen) Company Limited
Ace Plastics (Shenzhen) Company Limited
Ace Plastics (Zhuhai) Company Limited
Ace Plastics Company Limited
Ace Plastics Technologies Limited
AEP Canada, Inc.
AeroCon, LLC
Aspen Industrial S.A. de C.V.
Astra Plastique SAS
Astrapak Manufacturing Holdings Proprietary Limited
Astrapak Property Holdings Proprietary Limited
AT Films Inc
AT Films US Inc
AVINTIV Inc.
AVINTIV Acquisition LLC
AVINTIV Specialty Materials LLC
Bender GmbH
Berry ACE Automation (Shenzhen) Company Limited
Berry Ace Packaging (Jiaxing) Company Limited
Berry Acquisition Company do Brasil Ltda.
Berry Aschersleben GmbH
Berry Beauté Marolles SAS
Berry Bramlage Kolding A/S
Berry do Brasil Ltda.
Berry Dombuhl GmbH
Berry EKE NV
Berry Europe GmbH
Berry Film Products Acquisition Company, Inc.
Berry Film Products Company, Inc.
Berry Gent NV
Berry Global Films, LLC
Berry Global France Holdings SAS
Berry Global German Holdings GmbH
Berry Global Group, Inc.
Berry Global India Private Limited
Berry Global International Financing Limited
Berry Global International Holdings Limited
Berry Global UK Holding Limited
Berry Global, Inc.
Berry Holding Company do Brasil Ltda.
Berry Holding Denmark A/S
Berry Norway Containers AS
Berry Packaging Norway AS
Berry PET Power France SASU
Berry Plastics Acquisition Corporation V
Berry Plastics Acquisition Corporation XIV, LLC
Berry Plastics Acquisition LLC X
Berry Plastics Asia Pacific Limited
Berry Plastics Asia Pte. Ltd.
Berry Plastics Canada, Inc.
Berry Plastics de Mexico, S. de R.L. de C.V.
Berry Plastics Design, LLC
Berry Plastics Escrow, LLC
Berry Plastics Filmco, Inc.
Berry Plastics GmbH
Berry Plastics Holding GmbH & Co. KG
Berry Plastics Hong Kong Limited
Berry Plastics IK, LLC
Berry Plastics International B.V.
Berry Plastics International GmbH
Berry Plastics Opco, Inc.
Berry Plastics Qingdao Limited
Berry Plastics SP, Inc.
Berry Plastics Technical Services, Inc.
Berry Slovakia SRO
Berry Specialty Tapes, LLC
Berry Superfos Balkan d o o
Berry Superfos Besancon SAS
Berry Superfos Bouxwiller SAS
Berry Superfos Bremervörde Management GmbH
Berry Superfos Bremervörde Packaging GmbH
Berry Superfos Bremervörde Print GmbH
Berry Superfos Deventer BV
Berry Superfos Italy SRL
Berry Superfos La Genete SAS
Berry Superfos Lidköping AB
Berry Superfos Lubień Sp z o o
Berry Superfos Mullsjö AB
Berry Superfos Opfenbach GmbH
Berry Superfos Packaging Solutions Kaltenkirchen GmbH
Berry Superfos Pamplona SA
Berry Superfos Pori Oy
Berry Superfos Poznań Sp. z o o
Berry Superfos Randers A/S
Berry Superfos Stilling A/S
Berry Superfos Wetteren NV
Berry UK Containers Limited
Berry UK Holdings Limited
Berry UK Pension Trustees Limited
Bonlam, S.A. DE C.V.
BPI 2007 Limited
BPI 2010 Limited
BPI Formipac France SARL
BPI General Partner Limited
BPI International (No 2) Limited
BPI International Limited
BPI Limited
BPI Limited Partner Limited
BPI Pension Funding Limited Partnership
BPRex Closure Systems, LLC
BPRex Closures Kentucky Inc.
BPRex Closures, LLC
BPRex de Mexico S.A. de R.L. de CV
BPRex Delta Inc.
BPRex Healthcare Brookville Inc.
BPRex Healthcare Offranville SAS
BPRex Healthcare Packaging, Inc.
BPRex Partipacoes Ltda
BPRex Pharma Packaging India Private Limted
BPRex Plastic Packaging (India) Private Limited
BPRex Plastic Packaging de Mexico S.A. de C.V.
BPRex Plastic Packaging, Inc.
BPRex Plasticos Do Brasil Ltda
BPRex Product Design & Engineering Inc.
BPRex Specialty Products Puerto Rico Inc.
Brithene Films Limited
British Polythene Industries Limited
British Polythene Limited
Caplas LLC
Caplas Neptune, LLC
Captive Plastics, LLC
Cardinal Packaging, Inc.
Chicopee Asia, Limited
Chicopee Holdings B.V.
Chicopee Holdings C.V.
Chicopee LLC
Chocksett Road Limited Partnership
Chocksett Road Realty Trust
Zedcor Limited
Combipac BV
Companhai Providencia Industria e Comercio
Covalence Specialty Adhesives LLC
CPI Holding Corporation
Delta Polythene Limited
Dominion Textile (USA), L.L.C.
Dominion Textile Inc.
Dongguan First Packaging Co. Limited
Dongguan United Packaging Co., Limited
Dounor SAS
Dumpling Rock, LLC
ESE BV
ESE France SAS
ESE GmbH
ESE Holding SASU
ESE Holdings Limited
ESE Kft
ESE NV
ESE Sp. z o.o.
ESE Sweden Holding AB
ESE World BV
ESE World Limited
Estero Porch, LLC
Fabrene, Inc.
Fabrene, L.L.C.
Fiberweb (Tianjin) Specialty Nonwovens Company Limited
Fiberweb Berlin GmbH
Fiberweb France SAS
Fiberweb Geosynthetics Limited
Fiberweb Holding Deutschland GmbH
Fiberweb Holdings Limited
Fiberweb Italia SRL
Fiberweb Limited
Fiberweb, LLC
Fiberweb Terno D'Isola SRL
Financiere Daunou 1 SA
Flexfilm Limited
Fortune Best Trading Limited
Galion Distribution SARL
Galion International SA
Galion SA
Galion Senegal SA
GCS Holdco Finance II SARL
GDMH SA
Genius World Holding Ltd
Global Closure Systems America 1, Inc.
Global Closure Systems France 1 SAS
Global Closure Systems Germany GmbH
Global Closure Systems Spain SLU
Global Closure Systems UK Limited
Grafco Industries Limited Partnership
Grupo de Servicios Berpla, S. de R.L. de C.V.
Irish Polythene Industries Limited
J P Plast S R O
J P Plast Slovakia spol S R O
Jacinto Mexico, S.A. de C.V.
Jagtenberg Beheer BV
Jiangmen United Packaging Co., Limited
Jordan Plastics Limited
Kerr Group, LLC
Knight Plastics, LLC
Lacroix Holdings Ltd
Laddawn, Inc.
Lamb's Grove, LLC
Letica Corporation
Letica Resources, Inc.
LLC ESE South America S.R.L.
Lunifera Investments Proprietary Limited
M & H Plastics Inc
Marcom Plastics Proprietary Limited
Massmould Limited
Maynard & Harris Group Limited
Maynard & Harris Plastics
Maynard & Harris Plastics (UK) Limited
Millham, LLC
Multicom SRL
Nanhai Nanxin Non Woven Co. Ltd
Nordfolien GmbH
Nordfolien Polska Sp. z o.o.
Obrist (Thailand) Co Limited
Obrist Closures Switzerland GmbH
Obrist Eastern Europe SRL
Obrist Iberia SLU
Obrist Italia Srl
Old Hickory Steamworks, LLC
Packerware, LLC
PET Power BV
PET Power Handels GmbH
Pfizer Investment Ltd
PGI Acquisition Limited
PGI Argentina S.A.
PGI Colombia LTDA
PGI Europe LLC
PGI France SAS
PGI Holdings B.V.
PGI Netherlands Holdings (NO. 2) B.V.
PGI Non-Woven (China) Company Limited
PGI Nonwovens (Mauritius)
PGI Nonwovens B.V.
PGI Polymer LLC
PGI Spain S.L. U
Plasgran Limited
Plastiape S.p.A.
Pliant de Mexico S.A. de C.V.
Pliant International, LLC
Pliant, LLC
Polymer Group Holdings C.V.
Poly-Seal, LLC
Promens AS (Estonia)
Promens Asia Limited
Promens Do Brasil Serviços Ltda
Promens Firenze SRL
Promens Holding OU
Promens Italy SRL
Promens Monastir SARL
Promens Munchen GmbH
Promens OY
Promens Packaging GmbH
Promens Packaging Limited
Promens Packaging SAU
Promens Personal Healthcare GmbH
Promens SA
Promens SARL
Promens Zevenaar BV
Providencia USA, Inc.
Pro-Western Plastics Ltd
PWS Danmark A/S
PWS Finland OY
PWS Nordic AB
Rafypak, S.A. de C.V.
Rigid Plastic Containers Holdings Limited
Rollpak Corporation
Romfilms Limited
RPC 2017 Holding Company Limited
RPC Ace Company Limited
RPC ACE Plastics (Hefei) Co Limited
RPC Africa Holdings Pty Limited
RPC Asia Pacific Holdings Limited
RPC Astrapak Proprietary Limited
RPC Australia Holdings Pty Limited
RPC Bramlage Dinklage GmbH & Co KG
RPC Bramlage Division GmbH & Co KG
RPC Bramlage Food GmbH
RPC Bramlage GmbH
RPC Bramlage Inc.
RPC Bramlage Warszawa Sp.z.o.o.
RPC Bramlage Werkzeugbau GmbH & Co KG
RPC Bramlage Yekaterinburg LLC
RPC Containers Limited
RPC Containers Pension Trustees Limited
RPC Emballages Moirans SAS
RPC Emballages Montpont SAS
RPC Emballages SAS
RPC Envases SA
RPC Folio Holdings GmbH
RPC Formatec GmbH
RPC Formatec Verwaltungsgesellschaft mbH
RPC Group Limited
RPC Leopard Holdings, Inc.
RPC Packaging (Deutschland) BV & Co KG
RPC Packaging Brasil Indústria e Comércio de Embalagens Ltda
RPC Packaging BV
RPC Packaging Europe BV
RPC Packaging Holdings (Deutschland) BV & Co KG
RPC Packaging Holdings (US) Inc
RPC Packaging Holdings Brazil BV
RPC Packaging Holdings BV
RPC Packaging Holdings Limited
RPC Pisces Holdings Limited
RPC Promens Group AS
RPC Promens Group BV
RPC Promens Industrial Crailsheim GmbH
RPC Superfos US, Inc.
RPC Tedeco-Gizeh (UK) Limited
RPC Verpackungen Kutenholz GmbH
RPC Verwaltungsgesellschaft BV
RPC WIKO GmbH
RPC Wiko Verwaltungsgellschaft GmbH
RPC Zeller Plastik Libertyville, Inc.
Saffron Acquisition, LLC
Megafilm Limited
SC Romfilms SRL
SCI Vertuquet
Scott & Robertson Limited
Setco, LLC
SPA Galion Algerie
Spec Molders Proprietary Limited
Spec Tool and Die and General Engineering Proprietary Limited
Strata Products Limited
Sugden, LLC
Sun Coast Industries, LLC
Superfos Tamworth Limited
Terram Defencell Limited
Terram Limited
Tyco Acquisition Alpha LLC
UAB ESE Baltija
Uniplast Holdings, LLC
Uniplast U.S., Inc.
Venture Packaging, Inc.
Venture Packaging Midwest, Inc.
Weener Plastop Proprietary Limited
Zeller Engineering GmbH
Zeller Plastik Deutschland GmbH
Zeller Plastik Espana SLU
Zeller Plastik France SAS
Zeller Plastik Italia Srl
Zeller Plastik Mexico SA de CV
Zeller Plastik Philippines Inc
Zeller Plastik Poland Sp. z o.o.
Zeller Plastik Shanghai Limited